UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 5, 2015 (November 3, 2015)

MEMORIAL PRODUCTION PARTNERS LP

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35364	90-0726667
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1800 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 588-8300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 3, 2015, Memorial Production Partners LP (the “Partnership”) completed an acquisition of certain interests in producing and non-producing oil and gas properties offshore Southern California (the “Beta properties”) from SP Beta Holdings, LLC and its affiliates for approximately $100.8 million (the “Acquisition”) pursuant to a definitive purchase and sale agreement, dated as of November 3, 2015 (the “Purchase Agreement”), with SP Beta Holdings, LLC. The interests acquired in the Acquisition represent additional interests for the Partnership in the Beta properties.

The Purchase Agreement contains representations and warranties, covenants and indemnification provisions that are typical for transactions of this nature and that were made or agreed to, among other things, to provide the parties thereto with specified rights and obligations and to allocate risk among such parties. Accordingly, the Purchase Agreement should not be relied upon as constituting a description of the state of affairs of any of the parties thereto or their affiliates at the time it was entered into or otherwise. The Partnership financed the purchase price for the Acquisition initially with borrowings under its revolving credit facility.

The foregoing summary of the Purchase Agreement does not purport to be complete, and is qualified in its entirety by reference to the Purchase Agreement filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1*	Purchase and Sale Agreement, dated as of November 3, 2015, by and between SP Beta Holdings, LLC and Memorial Production Operating LLC

* The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Partnership will furnish copies of such schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEMORIAL PRODUCTION PARTNERS LP

	By:	Memorial Production Partners GP LLC, its general partner

Date: November 5, 2015	By:	/s/ Jason M. Childress
Jason M. Childress
Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1*	Purchase and Sale Agreement, dated as of November 3, 2015, by and between SP Beta Holdings, LLC and Memorial Production Operating LLC

* The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Partnership will furnish copies of such schedules to the Securities and Exchange Commission upon request.